UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2013 (May 15, 2013)

Western Asset Mortgage Capital Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard
Pasadena, California	91101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(626) 844-9400

 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition

On May 15, 2013, Western Asset Mortgage Capital Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2013. The text of the press release is furnished as exhibit 99.1 to this Form 8-K.

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 17, 2013, the Company received a letter (the “Letter”) from the New York Stock Exchange (the “NYSE”) notifying the Company that it failed to comply with NYSE Listed Company Manual Sections 204.21 and 401.02 to provide timely notification to the NYSE of the record date for the Company’s upcoming 2013 Annual and Special Meeting of Stockholders at least ten days prior to such record date. Receipt of a letter of this nature is a required disclosure under Item 3.01 of Form 8-K.

The Letter went on to note that this was the first time the Company had failed to satisfy the notice requirements of Sections 204.21 and 401.02 of the Listed Company Manual; the Exchange has no reason to believe that the Company’s failure to comply with Listed Company Manual Sections 204.21 and 401.02 was intentional; and the Company has not fallen below the financial and other continued listing standards provided in Chapter 8 of the Listed Company Manual or failed to comply with the audit committee standards set out in Section 303A.06.

The Company views this failure to notify the NYSE as an unintentional and isolated incident. It has made, and will continue to make, every effort to comply with all NYSE rules applicable to it. The Company also notes that it (1) timely filed with the Securities and Exchange Commission its proxy statement related to its 2013 Annual and Special Meeting of Stockholders, which included a reference to such record date and (2) did give notice of the record date to its proxy solicitor more than ten days before the record date, and the proxy solicitor in turn provided such notice to the NYSE as part of the Company’s broker search in a timely fashion. Accordingly the Company believes that such notice was generally communicated to investors and the trading markets more than ten days before the record date.

The Company confirms that the record date for its 2013 Annual and Special Meeting of Stockholders to be held on June 7, 2013 continues to be April 8, 2013.

Item 7.01              Regulation FD Disclosure

On May 15, the Company held a conference call in which it discussed its financial results.  The presentation from such call and a transcript of such call are furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively.

Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibits 99.1, 99.2 and 99.3 and the information set forth therein and in Items 2.02 and 7.01 herein are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.             Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 15, 2013 issued by Western Asset Mortgage Capital Corporation
99.2	Presentation, dated May 15, 2013 by Western Asset Mortgage Capital Corporation
99.3	Transcript of Western Asset Mortgage Capital Corporation Earnings Call held on May 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

By:	/s/ W. Stephen Venable, Jr.
	Name:	W. Stephen Venable, Jr.
	Title:	Assistant Secretary

Date:  May 17, 2013